SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  December 1, 1997
                                                     -------------------
                      Commission File Number 1-6392
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                PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
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         (Exact name of registrant as specified in its charter)


               NEW HAMPSHIRE                    02-018150
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


     1000 ELM STREET, MANCHESTER, NEW HAMPSHIRE          03105
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      (Address of principal executive offices)        (Zip Code)


                          (603) 669-4000
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         (Registrant's telephone number, including area code)


                          Not Applicable
                          --------------
      (Former name or former address, if changed since last report)

Item 5. Other Events

1. New Hampshire Rates

     On December 1, 1997, the New Hampshire Public Utilities Commission issued the Fuel and Purchased Power Adjustment Clause (FPPAC) rate to be collected by Public Service Company of New Hampshire (PSNH), a wholly owned subsidiary of Northeast Utilities (NU), from December 1, 1997 through May 31, 1998. The FPPAC rate will increase customer bills by approximately six percent; however, a temporary base rate decrease, announced in October 1997 in PSNH's ongoing base rate proceeding, reduced customer bills by approximately 6.9 percent effective as of December 1, 1997.

     For more information regarding this matter, see NU's current report on Form 8-K dated October 13, 1997, quarterly reports on Form 10-Q for the quarters ending March 31, 1997, June 30, 1997, and September 30, 1997 and "Item 1. Business-Rates-New Hampshire Retail Rates" in NU's 1996 Form 10-K.












































                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                           ---------------------------------------
                                          Registrant




Date  December 23, 1997         By   /s/John B. Keane
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                                   John B. Keane
                                   Vice President and Treasurer